BNY Mellon Global Infrastructure Income ETF

Summary Prospectus | February 27, 2026

Ticker Symbol: BKGI

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.bny.com/investments/etfliterature. You can also get this information at no cost by calling 1-833-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated February 27, 2026, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term total return (consisting of capital growth and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.65%
Expense waivers/reimbursements†	(0.10)%
Total annual fund operating expenses (after expense waivers/reimbursements)	0.55%

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

† The Adviser has contractually agreed, until at least February 27, 2027, to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund's 12b-1 plan (if any), interest expenses (if any), taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.55% of the fund's average daily net assets. Prior to February 27, 2027, this expense limitation agreement may only be terminated by the fund’s board. On or after February 27, 2027, the Adviser may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example reflects the fund's contractual expense waiver and/or reimbursement only for the term of the contractual expense waiver and/or reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$198	$352	$801

48645SP0226

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended October 31, 2025, the fund's portfolio turnover rate was 40.01% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by dividend-paying infrastructure companies. The fund's sub-adviser, Newton Investment Management North America LLC (NIMNA), an affiliate of the Adviser, seeks to select for the fund securities of infrastructure companies that NIMNA believes benefit from consistent regulatory environments (a feature more common in developed markets than emerging markets), stable cash flows driven by sustainable business models, and consistent dividend payment profiles. NIMNA utilizes quantitative and fundamental research to select investments by focusing on infrastructure companies that it believes possess the most favorable combination of cash flow stability, dividend payment potential, and valuation metrics (such as price to earnings ratio, price to book ratio, and price to cash flow ratio). NIMNA's fundamental research includes evaluating key areas such as balance sheet strength, competitive landscape, stock-price valuations, liquidity, and analysis of regulatory environment. The fund is expected to invest principally in common stocks of companies, including shares of real estate investment trusts (REITs), located in a number of different countries, including the United States. NIMNA considers a dividend paying company to be a company that is projected to pay a dividend in the next 12 months, based on industry consensus yield forecasts.

Additionally, the fund targets, but does not guarantee, an annualized gross forward-looking 12-month yield of 6% or more for its portfolio (the "targeted yield"). The targeted yield represents the forward-looking yield of the fund's portfolio securities in the aggregate over the next 12 months, calculated before fund fees, expenses, and taxes, and does not represent the amount of distributions payable to fund shareholders. The targeted yield is based on the dividend yield of the securities in the portfolio. The fund's targeted yield is based on the securities in the portfolio in the aggregate and the fund may hold individual securities with a higher or lower individual yield than the targeted yield. The security yield data is sourced from an independent third-party data provider and made up of industry consensus yield forecasts. If the forward-looking yield of the fund's portfolio falls below the targeted yield, NIMNA may sell securities and reallocate the fund's assets in an effort to maintain the targeted yield. There can be no assurance, and there is no certainty, that the fund will be able to achieve such targeted yield or any particular level of yield.

Infrastructure refers to the structures, networks, systems and facilities necessary for the operation, function, growth or development of a society or economy. NIMNA considers an infrastructure company to be a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, operation or servicing of infrastructure assets. Examples of infrastructure assets include, but are not limited to, utility assets (such as electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities, and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities, and other facilities used for gathering, processing, or transporting hydrocarbon products as well as contracted renewable power assets), industrials assets (such as capital goods and transportation), communication services assets (such as communications towers, data centers, fiber networks, and satellites), real estate assets (such as equity REITs) and health care assets (such as health care equipment). NIMNA seeks exposure to companies operating in industries involved with "traditional" infrastructure assets, which currently include the utilities, energy and industrials industries, as well as companies operating in industries involved with "non-traditional" infrastructure assets, which currently include the communication services, real estate and health care industries. The fund may have exposure to a portion or all of these industries at any given time depending on NIMNA's assessment of economic, political or regulatory occurrences affecting each infrastructure asset category. The fund's investments are concentrated (i.e., more than 25% of the fund's total assets) in the securities of issuers in the infrastructure group of industries.

The fund invests in securities of companies located throughout the world, including in the United States. Under normal market conditions, the fund will invest at least 40% of its net assets, unless market conditions are deemed unfavorable by NIMNA (and in all cases, at least 30% of its net assets), in foreign companies. The fund considers a foreign company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, a country outside the United States. The fund will normally maintain investments in companies economically tied to a minimum of three countries, one of which may be the United States. In addition, the fund may invest up to 25% of its net assets in stocks of companies located in emerging market countries. The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index. Certain of the fund's investments may be denominated in foreign currencies. The currency exposure of the fund's portfolio is generally unhedged to the U.S. dollar. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in

BNY Mellon Global Infrastructure Income ETF Summary	2

securities of companies located in a particular country or region. As of the date of this Prospectus, in addition to the United States, the fund has significant exposure to securities of companies located in the European region, particularly France.

The fund may invest in securities of companies with any market capitalization. As part of its ongoing review of portfolio holdings, NIMNA may sell a security when NIMNA identifies that the company has weakness in its business model, increased exposure to economic, regulatory or political risk, or lower than expected dividend payments. NIMNA also may sell a security when it identifies a more promising investment opportunity.

The fund is non-diversified.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Infrastructure company risk: Because the fund invests significantly in companies that are engaged in the infrastructure business, the fund is more susceptible to adverse economic, regulatory, political, legal and other changes affecting such companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, service interruption due to environmental, operational or other mishaps, and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers; service interruption and/or legal challenges due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; nationalization; and general changes in market sentiment towards infrastructure assets. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns. At times, the performance of securities of companies in the infrastructure group of industries may lag the performance of other industries or the broader market as a whole. A downturn in the infrastructure group of industries could have an adverse impact on the fund.

• Concentration risk: Because the fund concentrates its investments in securities of issuers in the infrastructure group of industries, the fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The fund is particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting the infrastructure group of industries. The fund is subject to the risk that: (i) its performance will be closely tied to the performance of those particular industries; (ii) its performance will be adversely impacted when such industries experience a downturn; and (iii) it will perform poorly during a slump in demand for securities of companies in such industries.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Dividend-paying stock risk: There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

• Target yield risk: The fund seeks to achieve a targeted yield, which is dependent in part on the ability of the fund's portfolio managers to allocate effectively the fund's assets. There can be no assurance, and there is no guarantee, that the actual allocations of the fund's assets will be able to meet any targeted yield or achieve any particular level of yield over time. Companies may reduce their dividends or may not raise their dividends in periods when their share prices appreciate, which will negatively impact the fund's ability to meet the target yield.  This risk is increased in periods of market appreciation. The fund's targeted yield represents the forward-looking yield of the fund's portfolio securities in the aggregate over the next 12 months, calculated before fund fees, expenses, and taxes, and does not represent the amount of distributions payable to fund

BNY Mellon Global Infrastructure Income ETF Summary	3

shareholders. In seeking to achieve a targeted yield, the fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so or sell securities when it might otherwise be disadvantageous for the fund to do so. Seeking a targeted yield may also cause the fund to underperform similar funds that do not seek a targeted yield.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended (1940 Act). To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• Market capitalization risk (small-, mid- and large-cap stock risk): To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

• Foreign investment risk: Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems related to share registration, trade settlement, or asset custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disaster, the spread of infectious illness and other public health issues, or other events could have a significant impact on the fund and its investments. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• European risk: To the extent the fund invests significantly in the securities of issuers located in the European region, the fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse

BNY Mellon Global Infrastructure Income ETF Summary	4

economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the United Kingdom's (the "U.K.'s") formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit from the EU.

• France risk: To the extent the fund invests significantly in the securities of French companies, the fund will be subject to legal, regulatory, political, currency, security, and economic risks specific to France. Recently, concerns have emerged with respect to the economic outlook for certain EU countries, including France. As a result, the French economy has experienced significant volatility and adverse trends due to concerns about a prolonged economic downturn and rising government debt levels. The French economy is dependent on agricultural exports, and as a result, is susceptible to fluctuations in demand for agricultural products.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Non-diversification risk: The fund is non-diversified and therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

BNY Mellon Global Infrastructure Income ETF Summary	5

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the changes in the performance of the fund from year to year. The table compares the average annual total returns of the fund to those of the MSCI ACWI Index, a broad measure of market performance, and the S&P Global Infrastructure NR Index, which is designed to measure 75 companies from around the world chosen to represent the listed infrastructure industry. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2024, Q3: 14.74 Worst Quarter 2023, Q3: (6.94)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/25
	1 Year	Since Inception (11/3/2022)
Returns before taxes	37.73%	20.99%
Returns after taxes on distributions	36.21%	19.35%
Returns after taxes on distributions and sale of fund shares	22.30%	15.93%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	22.34%	21.35%
S&P Global Infrastructure NR Index (reflects no deductions for fees, expenses or taxes)	21.54%	14.80%
Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton Investment Management North America LLC (NIMNA), an affiliate of the Adviser.

Brock Campbell, CFA is the fund's primary portfolio manager. Mr. Campbell has been a primary portfolio manager of the fund since its inception in November 2022. Mr. Campbell is the head of global equity research at NIMNA.

Purchase and Sale of Fund Shares

The fund issues (or redeems) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

BNY Mellon Global Infrastructure Income ETF Summary	6

Tax Information

The fund's distributions are taxable as qualified dividend income, ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

BNY Mellon Global Infrastructure Income ETF Summary	7

This page has been left intentionally blank.

BNY Mellon Global Infrastructure Income ETF Summary	8